INVESTMENT IN SECURITIES	12 Months Ended
Dec. 31, 2024
Marketable Securities [Abstract]
INVESTMENT IN SECURITIES

NOTE 8. INVESTMENT IN SECURITIES

Investment in securities – noncurrent consist of the following:

	December 31
(in US$ thousands)	2024	2023
Debt securities, classified as available-for-sale	$5,384	$5,548
Equity securities	57	229
	$5,441	$5,777

Our Company’s investment in securities - noncurrent are invested in convertible promissory notes and preferred shares. During 2023, we recognized a realized exchange gain of $76 thousand arising from the partial repayment of the aforementioned promissory note. Certain of our investment in securities, though denominated in US dollars, are held by an entity of ours whose functional currency is not US dollars, leading to unrealized exchange gain or loss accounted for as other comprehensive income or loss, and corresponding translation adjustment accordingly.

The promissory notes are purchased under different agreements, and are convertible into common or preferred shares at certain different prices, subject to applicable adjustments. Upon conditions outlined in the agreements, the convertible promissory notes may be automatically converted or become redeemable. See Note 17, “Commitments and Contingencies, (c) Investment Agreements”, for additional information.

We assessed the estimated fair values of these investments as of December 31, 2024. See Note 4 “Fair Value Measurements” for additional information.